EXHIBIT 24

POWER OF ATTORNEY

Each of the undersigned Directors and the Chief Executive Officer and Principal Financial and Accounting Officer of 3M Company (the “Company”), a Delaware company, hereby constitutes and appoints W. James McNerney, Jr., Patrick D. Campbell, Gregg M. Larson, William J. Schmoll, and Richard F. Ziegler, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the following registration statements to be filed by the Company for the registration of shares of the Company’s common stock in connection with the following specified employee benefit plans of the Company, and any and all supplements and amendments, including post-effective amendments thereto:

(i)                                     Registration Statement on Form S-8 for the Company’s 2005 Management Stock Ownership Program;

(ii)                                  Registration Statement on Form S-8 for the registration of additional shares under the Company’s 1997 General Employees Stock Purchase Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission (or any other governmental or regulatory authority), and hereby grants to each such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned have signed this Power of Attorney this 14th day of February 2005.

/s/ W. James McNerney, Jr.	/s/ Patrick D. Campbell
W. James McNerney, Jr., Chairman of the Board and Chief Executive Officer (Principal Executive Officer and Director)	Patrick D. Campbell, Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ Linda G. Alvarado	/s/ Robert S. Morrison
Linda G. Alvarado, Director	Robert Morrison, Director

/s/ Edward A. Brennan	/s/ Aulana L. Peters
Edward A. Brennan, Director	Aulana L. Peters, Director

/s/ Vance D. Coffman	/s/ Rozanne L. Ridgway
Vance D. Coffman, Director	Rozanne L. Ridgway, Director

/s/ Michael L. Eskew	/s/ Kevin W. Sharer
Michael L. Eskew, Director	Kevin W. Sharer, Director

/s/ Edward M. Liddy	/s/ Louis W. Sullivan
Edward M. Liddy, Director	Louis W. Sullivan, Director

POWER OF ATTORNEY

Each of the undersigned Director and the Chief Executive Officer and Principal Accounting Officer of 3M Company (the “Company”), a Delaware company, hereby constitutes and appoints Patrick D. Campbell, Gregg M. Larson, William J. Schmoll, and Richard F. Ziegler, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the following registration statements to be filed by the Company for the registration of shares of the Company’s common stock in connection with the following specified employee benefit plans of the Company, and any and all supplements and amendments, including post-effective amendments thereto:

(i)                                     Registration Statement on Form S-8 for the Company’s 2005 Management Stock Ownership Program;

(ii)                                  Registration Statement on Form S-8 for the registration of additional shares under the Company’s 1997 General Employees Stock Purchase Plan.

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission (or any other governmental or regulatory authority), and hereby grants to each such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned have signed this Power of Attorney this 28th day of July 2005.

/s/ Robert S. Morrison	/s/ Margaret M. Smyth
Robert S. Morrison, Chairman of the Board and Chief Executive Officer (Principal Executive Officer and Director)	Margaret M. Smyth (Principal Accounting Officer)